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                                                                    Exhibit 23.1

Consent of Independent Auditors







The Board of Directors
VerticalNet, Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.






/s/ KPMG LLP

Philadelphia, Pennsylvania
May 30, 2000